                                                                         EX-99.0

                                 Appendix "A"
                          List of Series and Classes

Series                                                                                       Classes
------                                                                                       -------
Global Fund                                                            Brinson Global Fund - Class I
                                                                       Brinson Global Fund - Class N
                                                                        UBS Investment Fund - Global

Global Equity Fund                                              Brinson Global Equity Fund - Class I
                                                                Brinson Global Equity Fund - Class N
                                                                 UBS Investment Fund - Global Equity

Global Bond Fund                                                  Brinson Global Bond Fund - Class I
                                                                  Brinson Global Bond Fund - Class N
                                                                   UBS Investment Fund - Global Bond

U.S. Balanced Fund                                              Brinson U.S. Balanced Fund - Class I
                                                                Brinson U.S. Balanced Fund - Class N
                                                                 UBS Investment Fund - U.S. Balanced

U.S. Equity Fund                                                  Brinson U.S. Equity Fund - Class I
                                                                  Brinson U.S. Equity Fund - Class N
                                                                   UBS Investment Fund - U.S. Equity

U.S. Large Capitalization                    Brinson U.S. Large Capitalization Equity Fund - Class I
Equity Fund                                  Brinson U.S. Large Capitalization Equity Fund - Class N
                                              UBS Investment Fund - U.S. Large Capitalization Equity

U.S. Bond Fund                                                      Brinson U.S. Bond Fund - Class I
                                                                    Brinson U.S. Bond Fund - Class N
                                                                     UBS Investment Fund - U.S. Bond

Global (ex-U.S.) Equity Fund                          Brinson Global (ex-U.S.) Equity Fund - Class I
                                                      Brinson Global (ex-U.S.) Equity Fund - Class N
                                                       UBS Investment Fund - Global (ex-U.S.) Equity

U.S. Large Capitalization Growth Fund             Brinson U.S. Large Capitalization Growth - Class I
                                                  Brinson U.S. Large Capitalization Growth - Class N
                                              UBS Investment Fund - U.S. Large Capitalization Growth

U.S. Small Capitalization Fund                      Brinson U.S. Small Capitalization Fund - Class I
                                                    Brinson U.S. Small Capitalization Fund - Class N
                                                     UBS Investment Fund - U.S. Small Capitalization


High Yield Bond Fund                      Brinson High Yield Bond Fund - Class I
                                          Brinson High Yield Bond Fund - Class N
                                           UBS Investment Fund - High Yield Bond

Emerging Markets Equity Fund      Brinson Emerging Markets Equity Fund - Class I
                                  Brinson Emerging Markets Equity Fund - Class N
                                   UBS Investment Fund - Emerging Markets Equity

Emerging Markets Debt Fund          Brinson Emerging Markets Debt Fund - Class I
                                    Brinson Emerging Markets Debt Fund - Class N
                                     UBS Investment Fund - Emerging Markets Debt
